Tamir Biotechnology, Inc. 8-K

Exhibit 10.2

TAMIR BIOTECHNOLOGY, INC.

THIRD AMENDMENT
TO INVESTOR RIGHTS AGREEMENT

This Third Amendment (this “Amendment”) to Investor Rights Agreement dated as of October 19, 2009 (the “Agreement”), is entered into as of the 11th day of December, 2012, by and among TAMIR BIOTECHNOLOGY, INC., a Delaware corporation (the “Company”) and the “Holders” party hereto.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Recitals

Whereas, pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) of even  date herewith between the Company and the purchasers party thereto (the “New Purchasers”), the New Purchasers are purchasing (i) shares of Common Stock, (ii) shares of Series A Convertible Preferred Stock of the Company (the “Preferred Shares”), and (iii) ten-year Common Stock Purchase Warrants (the “Purchase Warrants”);

Whereas, the Company and the Holders desire to amend the Agreement so that the shares of Common Stock, Preferred Shares and Purchase Warrants purchased by the New Purchasers pursuant to the Purchase Agreement shall be subject to the registration rights provided for in the Agreement;

Whereas, Whereas, pursuant to Section 6(f) of the Agreement, amendment of the Agreement requires the written consent of the Company and the Holders holding no less than a majority of the Registrable Securities outstanding and issuable (the “Requisite Parties”); and

Whereas, the undersigned constitute the Requisite Parties for purposes of effecting this Amendment

Now, Therefore, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment.

A.	Section 1 of the Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

“Preferred Shares” means the shares of Series A Convertible Preferred Stock of the Company issued to the New Purchasers under the New Purchase Agreement.

“New Purchasers” means the “Purchasers” party to the New Purchase Agreement.

“New Purchase Agreement” means that certain Stock Purchase Agreement dated as of December 11, 2012, between the Company and the “Purchasers” party thereto.

B.	The definition of “Conversion Shares” set forth in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of the Notes and the Preferred Shares.

C.	The definition of “Purchaser” set forth in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“Purchaser” means each “Purchaser” under the Purchase Agreement and each “Purchaser” under the New Purchase Agreement.

D.	The definition of “Registrable Securities” set forth in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“Registrable Securities” means all of (i) shares of Common Stock issued or issuable under the New Purchase Agreement, (ii) the Conversion Shares, (iii) the Warrant Shares and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Common Stock issued or issuable under the New Purchase Agreement, Conversion Shares or Warrant Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Common Stock, Conversion Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); or (B) such shares becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent.

E.	The definition of “Warrants” set forth in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“Warrants” means the Warrants issued pursuant to the Purchase Agreement and the New Purchase Agreement.

2. Joinder.  By its execution of this Amendment, each New Purchaser hereby agrees to become a party to and subject to the terms and provisions of the Agreement.

3. General.

A.	Except as effected by this Amendment, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.

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B.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

C.
This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles.

D.	The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

  [Signature Pages Follow]

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In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

TAMIR BIOTECHNOLOGY, INC.

By:	/s/ Lawrence A. Kenyon
Name:	Lawrence A. Kenyon
Title:	Chief Executive Officer and Chief Financial Officer

[Signature Page to Third Amendment to IRA]

REQUIRED HOLDERS:

EUROPA INTERNATIONAL, INC.

By:	/s/ Fred Knoll
Name:	Fred Knoll
Title:	Knoll Capital Management, Investment Manager for Europa Int’l, Inc.

UNILAB LP

By:	/s/ F. Patrick Ostronic
Name:	F. Patrick Ostronic
Title:	Director, Unilab GP Inc., General Partner for Unilab LP

MARY M. MCCASH TRUST DECLARATION DECLARED OCTOBER 20, 2008

By:	/s/ Mary M. McCash
Name:	Mary M. McCash
Title:	Trustee

THE MICHAEL J. MCCASH LIVING TRUST

By:	/s/ Michael J. McCash
Name:	Michael J. McCash
Title:	Trustee and Grantor

COLLEEN A. LOWE

/s/ Colleen A. Lowe
Colleen A. Lowe

CORINNE M. POQUETTE

/s/ Corinne M. Poquette
Corinne M. Poquette

DAVID J. MCCASH

/s/ David J. McCash
David J. McCash

[Signature Page to Third Amendment to IRA]

NEW PURCHASERS:

W-NET FUND I, LP

By:	/s/ David Weiner
Name:	David Weiner
Title:	Manager of General Partner

FRAGRANT PARTNERS, LLC

By:	/s/ Aryeh Rubin
Name:	Aryeh Rubin
Title:	General Partner

REVACH FUND LP

By:	/s/ Chaim Davis
Name:	Chaim Davis
Title:	Managing Member

/s/ Chaim Davis
Chaim Davis

[Signature Page to Third Amendment to IRA]